Exhibit 10.9.1


                         SECURITYHOLDERS AGREEMENT

                                dated as of

                                May 3, 2001

                                   among

                      THE NASDAQ STOCK MARKET, INC.,

               HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.,

                                    and


                     THE OTHER SECURITYHOLDERS LISTED
                       ON THE SIGNATURE PAGES HEREOF




                             TABLE OF CONTENTS


                                                                           Page

                                 ARTICLE 1
                                Definitions

        Section 1.01.  Definitions............................................1

                                 ARTICLE 2
              Rights and Obligations with Respect to Transfer

        Section 2.01.  Transfer by Holders....................................4
        Section 2.02.  Restrictive Legends....................................5

                                 ARTICLE 3
                            Registration Rights

        Section 3.01.  Demand Registration....................................6
        Section 3.02.  Piggyback Registration.................................7
        Section 3.03.  Reduction of Offering..................................7
        Section 3.04.  Registration Procedures................................8
        Section 3.05.  Registration Expenses.................................11
        Section 3.06.  Indemnification by the Company........................11
        Section 3.07.  Indemnification by Selling Holders....................12
        Section 3.08.  Conduct of Indemnification Proceedings................13
        Section 3.09.  Contribution..........................................14
        Section 3.10.  Participation in Underwritten Registrations...........15
        Section 3.11.  Rule 144..............................................15
        Section 3.12.  Holdback Agreements...................................15
        Section 3.13.  Transfer of Registration Rights.......................16

                                 ARTICLE 4
                            Pre-emptive Rights

        Section 4.01.  Pre-emptive Rights....................................16

                                 ARTICLE 5
      Board Appointment Obligation; Information Rights; voting rights

        Section 5.01.  Board Appointment Obligation..........................18
        Section 5.02.  Information Rights....................................18
        Section 5.03.  Additional Rights of the Holders......................19
        Section 5.04.  Voting Rights.........................................19

                                 ARTICLE 6
                               Miscellaneous

        Section 6.01.  Notices...............................................20
        Section 6.02.  Amendments; Waivers...................................20
        Section 6.03.  Termination...........................................20
        Section 6.04.  Successors, Assigns, Transferees......................20
        Section 6.05.  Headings..............................................21
        Section 6.06.  No Inconsistent Agreements............................21
        Section 6.07.  Severability..........................................21
        Section 6.08.  Recapitalization, Etc.................................21
        Section 6.09.  Specific Performance..................................21
        Section 6.10.  Other Agreements......................................21
        Section 6.11.  New York Law..........................................22
        Section 6.12.  Counterparts..........................................22
        Section 6.13.  Entire Agreement......................................22


                         SECURITYHOLDERS AGREEMENT


         SECURITYHOLDERS AGREEMENT dated as of May 3, 2001 (this "Agreement") among The Nasdaq Stock Market, Inc., a Delaware corporation, (together with any successor thereto, the "Company"), Hellman & Friedman Capital Partners IV, L.P., a Delaware limited partnership ("HFCP IV"), and the other securityholders listed on the signature pages hereof (together with HFCP IV and their respective successors and permitted assigns, the "Holders").

        WHEREAS, the Company and the Holders have entered into a Securities Purchase Agreement dated as of March 23, 2001 (the "Securities Purchase Agreement"); and

        WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Securities Purchase Agreement that the parties hereto execute and deliver this Agreement;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants set forth herein, the parties hereto agree as follows:

                                 ARTICLE 1
                                Definitions

         Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Agreement, no NASD member shall be considered an "Affiliate" of the NASD.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Competitor" means any Person that is principally engaged in transaction services, market information services, or issuer services related to securities trading on an exchange or similar market.

         "Equity Securities" means the Notes and the Note Shares.

         "Event of Default" has the meaning set forth in Section 4.1 of the Notes.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Initial Public Offering" means the first underwritten public offering by the Company under the Securities Act.

         "NASD" means the National Association of Securities Dealers, Inc. and its successors.

         "Note Shares" means the shares of Common Stock issued, or to be issued, upon conversion of the Notes in accordance with their terms, and any shares of Common Stock issued pursuant to a stock dividend, stock split, or recapitalization in respect of such shares.

        "Notes" means the 4.0% Convertible Subordinated Notes due 2006 of the Company.

        "Person" means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Preferred Stock" means the preferred stock, par value $0.01 per share, of the Company.

         "Registrable Securities" means the Note Shares; provided, that such securities shall cease to be Registrable Securities when (i) a registration statement relating to such securities shall have been declared effective by the Commission and such securities shall have been disposed of pursuant to such effective registration statement or (ii) such securities have been disposed of pursuant to Rule 144 or may be disposed of pursuant to Rule 144(k).

         "Registration Expenses" means all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses,
(iv) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company,
(vi) customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one counsel for the Holders, (ix) fees and expenses of listing the Registrable Securities on a securities exchange or on the Nasdaq National Market System, (x) rating agency fees, (xi) reasonable fees and expenses of counsel for the Underwriter, (xii) reasonable fees and expenses of the Underwriter (excluding discounts or commissions relating to the distribution of the Registrable Securities) and (xiii) out-of-pocket expenses of the Company (including the expenses of any "roadshow" or similar marketing activity undertaken in connection with the distribution of the Registrable Securities).

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Selling Holder" means a Holder who proposes to Transfer
Registrable Securities pursuant to Article 3.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Third Party" means a prospective purchaser of Equity Securities from a Holder in an arm's-length transaction where such purchaser is not the Company, an Affiliate of the Company or an Affiliate of such Holder.

         "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal in connection with a distribution of such Registrable Securities and not as part of such dealer's market-making activities.

         (b) Each of the following terms is defined in the Section set forth opposite each term:

               Term                                    Section
               ----                                    -------
               ATS                                     2.01(b)
               Board                                   5.01(a)
               Damages                                 3.06
               Demand Registrant                       3.01(a)
               Demand Registration                     3.01(a)
               ECN                                     2.01(b)
               H&F Designee                            5.01(a)
               Indemnified Party                       3.08
               Indemnifying Party                      3.08
               NASD Priority Termination Date          3.03
               New Securities                          4.01(a)
               Piggyback Registration                  3.02
               Preemptive Rights                       4.01(a)
               Proportionate Percentage                4.01(a)
               Registration Request                    3.01(a)
               Shelf Demand                            3.01(a)
               Shelf Registration                      3.01(a)
               Transfer                                2.01(a)(ii)


                                 ARTICLE 2
              Rights and Obligations with Respect to Transfer

         Section 2.01. Transfer by Holders. (a) Subject to Section 3.12, until the earlier of (i) the effective date of the registration statement filed in connection with the Company's Initial Public Offering, or (ii) June 28, 2002, without the prior written consent of the Company, no Holder shall transfer, sell, assign, or otherwise dispose of ("Transfer") its Equity Securities, in whole or in part, other than to its Affiliates.

         (b) Following the expiration of the period set forth in Section
2.01(a):

                  (i) without the prior written consent of the Company, no Holder shall Transfer any Equity Securities (other than in a registered public offering or in compliance with Rule 144) to another securities exchange, alternative trading system ("ATS"), electronic communications network ("ECN"), the NASD, any Competitor, or any Affiliate of any of the foregoing; and

                  (ii) with respect to any Transfer of Equity Securities by a Holder other than (A) a Transfer to an Affiliate or a Transfer in a registered public offering or in compliance with Rule 144, and (B) a Transfer in accordance with Section 2.01(b)(i), the Holder shall consult with the Company in good faith prior to such Transfer, taking into account the circumstances of such proposed Transfer.

         (c) Subject to compliance with all applicable securities laws and this Agreement, each Holder may Transfer its Equity Securities, in whole or in part, without restriction; provided that, the transferee (other than in a Transfer pursuant to a registered public offering under the Securities Act or in compliance with Rule 144) shall have executed and delivered to each other party hereto an instrument confirming that such transferee agrees to be bound by the terms of this Agreement applicable to the transferor, whereupon such transferee shall become a Holder for purposes of this Agreement.

         Section 2.02. Restrictive Legends. (a) Each certificate for Equity Securities issued to any Holder or to a subsequent transferee shall (unless otherwise permitted by the provisions of Section 2.02(b)) include a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE SECURITYHOLDERS AGREEMENT, DATED AS OF MAY 3, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE NASDAQ STOCK MARKET, INC.

         (b) In connection with a proposed Transfer of any Equity Securities permitted under Section 2.01, any Holder may, (i) upon providing evidence reasonably satisfactory to the Company that such Equity Security is not a "restricted security" (as defined in Rule 144) or (ii) after expiration of the applicable holding period under Rule 144, exchange the certificate representing such Equity Security for a new certificate that does not bear the legend set forth in Section 2.02(a).

                                 ARTICLE 3
                            Registration Rights

         Section 3.01. Demand Registration. (a) Request for Registration. At any time beginning 180 days after the consummation of the Company's Initial Public Offering, for so long as any Holder owns any Registrable Securities, any Holder of Notes (a "Demand Registrant") may make a written request (the "Registration Request") for registration under the Securities Act of Registrable Securities having a value (based on the average closing sale price per Common Share for 10 trading days preceding the Registration Request) of not less than $50,000,000 (or, if less, all of the Registrable Securities then held by the Holders) (a "Demand Registration"), unless otherwise agreed by the Company and the Selling Holders. Notwithstanding the foregoing, the Company shall not be required to file a registration statement pursuant to a Registration Request within 90 days of the effective date of any other registration statement filed by the Company pursuant to the Securities Act, excluding registration statements filed on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission). Any Registration Request will specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. The Holders shall be entitled to request: (i) two Demand Registrations on Form S-1 or any equivalent registration form; provided, however, that if on or before July 1, 2002, the Company is eligible to register securities on Form S-3, the Holders shall only be entitled to request one Demand Registration on Form S-1 or any equivalent registration form and (ii) unlimited Demand Registrations on Form S-3 or any equivalent registration form (but no more than two in any twelve-month period); and provided further, that if the NASD makes a demand to the Company for the filing of a shelf registration statement pursuant to a contractual right of registration, then the Company shall provide notice to the Holders of such demand by the NASD and, if requested by the Holders (a "Shelf Demand"), the Company shall file a shelf registration statement pursuant to Section 415 of the Securities Act covering open market sales of the Registrable Securities (the "Shelf Registration"), which Shelf Registration shall be considered a Demand Registration for purposes of this Agreement. The Holders shall be entitled to request only one Shelf Demand pursuant to this Agreement.

         (b) Effective Registration. A registration requested pursuant to this Section 3.01 shall not be deemed to be effected (i) if a registration statement with respect thereto shall not have become effective (other than due to any action or inaction by a Holder), (ii) if, after it has become effective, such registration is interfered with for any reason (other than due to any action or inaction by a Holder) by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the Holder from disposing of the Registrable Securities to be sold thereunder in accordance with the intended methods of disposition or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the Company, the Demand Registrant or the lead Underwriter, as applicable (other than due to any action or inaction by a Holder).

         (c) Underwriting. The offering of Registrable Securities pursuant to any Demand Registration shall be in the form of an underwritten offering, a block trade or an open market transaction, as determined by the Demand Registrant. The Demand Registrant shall, if applicable, select the lead Underwriter and any additional investment bankers and managers in connection with the offering from a list of nationally-recognized investment banks reasonably agreed to between the Company and the Demand Registrant.

         Section 3.02. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of its equity securities (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders (other than the Holders) of its securities, then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in any event not less than 10 days before the anticipated filing date), and such notice shall offer the Holders the opportunity to register (a "Piggyback Registration") any or all of the Registrable Securities. If any Holder wishes to register securities of the same class or series as covered by the applicable Piggyback Registration, such registration shall be on the same terms and conditions as such Piggyback Registration. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of a registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall not be obligated to register any Registrable Securities in connection therewith.

         Section 3.03. Reduction of Offering. Notwithstanding any provision to the contrary contained herein, if the lead Underwriter of an offering described in Section 3.01 or 3.02 delivers a written opinion to the Company that the offering price of the securities proposed to be included in such offering would be materially and adversely affected by inclusion of all the securities of each class requested to be included, the number of securities to be registered by each holder shall be reduced to the extent recommended by such lead Underwriter; provided, that (i) priority in a registration initiated by a holder of the Company's securities exercising a contractual right to demand such registration, including, without limitation, by any Holder making a Registration Request, for a Demand Registration pursuant to
Section 3.01 shall be (a) first, the securities offered for the account of such holder, (b) second, with respect to a registration for which a registration statement is filed prior to the NASD Priority Termination Date only, securities requested to be registered by the NASD pursuant to a contractual right of registration, and (c) third, pro rata among any other securities of the Company requested to be registered for its own account or pursuant to a contractual right of registration, and (ii) priority in a registration initiated by the Company for its own account pursuant to
Section 3.02 shall be (a) first, securities offered for the account of the Company, (b) second, with respect to a registration for which a registration statement is filed prior to the NASD Priority Termination Date only, securities requested to be registered by the NASD pursuant to a contractual right of registration, and (c) third, pro rata among other securities of the Company requested to be registered pursuant to a contractual right of registration. For purposes of this Section 3.03, "NASD Priority Termination Date" shall mean the earlier of (i) the date which is six months after the date on which the Initial Public Offering is consummated, and (ii) December 31, 2002.

         Section 3.04. Registration Procedures. Whenever the Company is required to effect the registration of Registrable Securities pursuant to
Section 3.01, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such Registration Request:

         (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement (including any necessary amendments and supplements), subject to Section 3.01(a), on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and the prospectus used in connection therewith and use its reasonable best efforts to cause such filed registration statement to become and remain effective, in the case of registration that is not a Shelf Registration, for a period of 90 days or such shorter period as necessary to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof or, in the case of a Shelf Registration, on a continuous basis until the earlier of (i) the date on which all of the Registrable Securities covered by such Shelf Registration are sold and (ii) the date on which the securities covered by the Shelf Registration cease to be Registrable Securities; provided that if the Company shall furnish to the Demand Registrant a certificate signed by either its Chairman, President, or a Vice-President stating that in the good faith judgment of its Board of Directors, the filing or effectiveness of such registration statement would materially interfere with any proposed acquisition, disposition, financing or other transaction involving the Company or its subsidiaries, notwithstanding anything in this Section 3.04 to the contrary, the Company may postpone for up to 120 days in any twelve-month period the filing or effectiveness of a registration statement pursuant to a Holder's Registration Request; however, the Company will during any such postponement take all action reasonably necessary or desirable in order to be able to promptly file or request effectiveness of the registration statement, as the case may be, upon termination of any such postponement period.

         (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Selling Holder or such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities. The Company will provide the Selling Holders and the Underwriters reasonable time to review such documents and the Company will consider in good faith incorporating any comments or other information in such documents as the Selling Holder or the lead Underwriter reasonably requests.

         (c) After the filing of the registration statement, the Company will promptly notify the Selling Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holder reasonably requests to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable the Selling Holder to consummate the disposition in such jurisdictions of the securities owned by the Selling Holder and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company, to enable the Selling Holder to consummate the disposition of such Registrable Securities; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction other than taxation arising with respect to the registration of securities or (iii) consent to general service of process in any such jurisdiction.

         (e) At any time when a prospectus relating to the sale of Registrable Securities is required to be delivered under the Securities Act, the Company will immediately notify the Selling Holder of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Selling Holder and the Underwriters any such supplement or amendment. The Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence, the Selling Holder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holder will deliver to the Company all copies, other than permanent file copies then in the possession of the Selling Holder, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.04(a) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holder such supplemented or amended prospectus.

         (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including without limitation furnishing the Underwriters and Selling Holders with reasonable access to, and causing the cooperation of, all personnel reasonably requested by the Underwriters and the Selling Holders subject to appropriate confidentiality agreements to assist in arranging such meetings with third parties as the Underwriters and the Selling Holders may reasonably request, including without limitation any "roadshow" or other similar marketing activity undertaken in connection with the distribution of the Registrable Securities.

         (g) The Company will furnish to the Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to the Selling Holder or such Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters as are customarily covered by opinions and comfort letters, as the Selling Holder or the lead Underwriter therefor reasonably requests.

         (h) The Company will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (i) The Company will provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

         (j) The Company will use its reasonable best efforts (i) to cause all Registrable Securities covered by such registration statement to be listed on any national securities exchange (if such Registrable Securities are not already listed), and on each other securities exchange, on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange; or (ii) to secure the designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities, in each case if the Registrable Securities so qualify, and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD or the Company, as applicable, if requested by the Holder or by the lead Underwriter.

         (k) Subject to the provisions of Section 3.03, the Company may include in such registration shares of Common Stock for its own account as well as shares of Common Stock requested to be included in such registration by any holder of Common Stock (other than the Holders) pursuant to a contractual right of registration.

         Section 3.05. Registration Expenses. Registration Expenses (other than underwriting discounts and commissions on the Holders' Registrable Securities) incurred in connection with any registration made or requested to be made pursuant to this Article 3 will be borne by the Company, whether or not any such registration statement becomes effective.

        Section 3.06. Indemnification by the Company. To the extent permitted by applicable law, the Company agrees to indemnify and hold harmless each Selling Holder, its officers, directors and agents, and each Person, if any, who controls each such Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (collectively, "Damages") caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of any such Selling Holder expressly for use therein. In addition, the indemnification provided in this Section 3.06 shall not inure to the benefit of any Selling Holder, if the Selling Holder (or any underwriter or underwriters of the offering) failed to send or give a copy of the final prospectus or any such amendment thereof or supplement thereto, whichever is most recent, to the person asserting any such Damages at or prior to the written confirmation of the sale of the securities by such underwriter or underwriters to such person if there would have been no liability if the final prospectus or any such amendment thereof or supplement thereto had been delivered. The Company also agrees, to the extent permitted by applicable law, to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 3.06.

         Section 3.07. Indemnification by Selling Holders. To the extent permitted by applicable law, each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees, to the extent permitted by applicable law, to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 3.07.

         Section 3.08. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.06 or 3.07, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing. Notwithstanding the foregoing, the failure so to give prompt notice to such person will not relieve such Indemnifying Party from liability, except to the extent such failure or delay materially prejudices such Indemnifying Party. The Indemnifying Party shall be entitled to participate in any such action and to assume the defense thereof, at the Indemnifying Party's expense and with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnified Party shall have the right to participate in such action and to retain its own counsel, but the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation, unless
(i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (iii) the Indemnified Party shall have been advised by outside counsel that representation of the Indemnified Party by counsel provided by the Indemnifying Party pursuant to the foregoing would be inappropriate due to an actual or potential conflicting interest between the Indemnifying Party and the Indemnified Party, including situations in which there are one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party; provided however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one firm of attorneys at one time for the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (x) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and (y) provides that such Indemnified Party does not admit any fault or guilt with respect to the subject matter of such proceeding.

         Section 3.09. Contribution. (a) If the indemnification provided for herein is for any reason unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, to the extent permitted by applicable law, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and any Selling Holder on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Selling Holder on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Selling Holder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and any Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and any Selling Holder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Selling Holder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and any Selling Holder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Selling Holder or by the Underwriters. The relative fault of the Company on the one hand and any Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (b) The Company and each Selling Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.09 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.09, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 3.10. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         Section 3.11. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as the Selling Holder shall reasonably request, all to the extent required from time to time to enable the Selling Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule is amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

         Section 3.12. Holdback Agreements. (a) Restrictions on Public Sale by Holders. If and to the extent requested of all shareholders of the Company by the lead Underwriter of an underwritten public offering of equity securities of the Company, the Holders agree not to effect, except as part of such registration, any offer, sale, pledge, transfer or other distribution or disposition or any agreement with respect to the foregoing, of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the seven day period prior to, and during such period that the lead Underwriter may reasonably request, no greater than 90 days (or 180 days following the Initial Public Offering), beginning on, the effective date of such registration statement.

         (b) Restrictions on Public Sale by the Company. The Company agrees
(i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 3.01 or Section 3.02, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during such period as the lead Underwriter may reasonably request, no greater than 90 days (or 180 days following the Initial Public Offering), beginning on, the effective date of any registration statement (except as part of such registration statement and except pursuant to registrations on Form S-4 or S-8 or any successor or similar form thereto); and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 (except as part of any such registration, if permitted).

         Section 3.13. Transfer of Registration Rights. The rights of each Holder under this Article 3 are transferable to each transferee of such Holder to whom the transferor assigns its rights pursuant to a Transfer that complies with the terms of Section 2.01(c).

                                 ARTICLE 4
                            Pre-emptive Rights

         Section 4.01. Pre-emptive Rights. (a) Prior to the Initial Public Offering, if the Company shall propose to issue or sell New Securities (as hereinafter defined) or enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance or sale of any New Securities, in any such case the primary purpose of which (as determined in good faith by the Company's Board of Directors) is for the Company to raise capital, then the Company's Board of Directors shall consider in good faith the desirability and appropriateness of permitting the Holders to participate in such offerings of New Securities (the "Preemptive Rights") including granting each Holder the right to purchase up to that number of New Securities, at the same price and on the same terms proposed to be issued or sold by the Company, so that each Holder would, after the issuance or sale of all such New Securities, hold the same proportionate interest of the issued and outstanding equity securities of the Company (calculated a fully-diluted basis) as was held by each Holder (on a fully-diluted basis) immediately prior to the issuance or sale of such New Securities (the "Proportionate Percentage"). "New Securities" means any Common Stock or options, warrants or other securities or rights convertible or exchangeable into or exercisable for any Common Stock or any other such equity securities; provided, however, that "New Securities" shall not include: (i) any securities issued or issuable on conversion of the Convertible Subordinated Notes or pursuant to the exercise of any rights, warrants, options or other agreements outstanding on the date of this Agreement including, without limitation, any security convertible or exchangeable, with or without consideration, into or for any stock, options and warrants; (ii) options and securities issued to management, directors or employees of the Company or its Subsidiaries in the ordinary course of business and equity securities issuable upon exercise thereof; or (iii) securities issued in consideration for, or in connection with, any merger, consolidation or other acquisition of all or substantially all of the assets constituting a business.

        (b) The Company shall give each Holder written notice of its intention to issue and sell New Securities, describing the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. If the Company's Board of Directors decides to grant the Holders Preemptive Rights, each Holder shall have 10 days from the giving of such notice to agree to purchase all (or any part) of its Proportionate Percentage of New Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that fewer than all Holders elect to purchase their portion of the New Securities in the manner described above, those Holders electing to purchase New Securities shall be offered the opportunity to purchase the unsubscribed portion, pro rata on the basis of the number of shares of Common Stock owned by each such Holder (on an as-converted basis).

         (c) If the Holders fail to exercise in full their Preemptive Rights within such 10 days, the Company shall have 90 days thereafter to enter into a binding agreement to sell the remainder of the New Securities in respect of which such Holders' Preemptive Rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Holders pursuant to clause (b) of this Section 4.01. If the Company has not entered into a binding agreement to sell the New Securities within such 90 days, the Company shall not thereafter agree to issue or sell any New Securities, without again offering each Holder the right to purchase its Proportionate Percentage of the New Securities in the manner provided above.

         (d) Notwithstanding anything in this Agreement to the contrary, each Holder shall have the right to assign its rights under this Article 4 to one or more of its Affiliates; provided that each such Affiliate shall have agreed to be bound by the terms of this Agreement.

                                 ARTICLE 5
      Board Appointment Obligation; Information Rights; voting rights

        Section 5.01. Board Appointment Obligation. (a) For so long as the initial Holders beneficially own Equity Securities representing at least 50% of the number of shares of Common Stock (on an as-converted basis) initially acquired by such Holders, such Holders shall have the right to designate one person reasonably acceptable to the Company (the "H&F Designee") for nomination as director to the board of directors (the "Board") of the Company. The Company hereby agrees to (i) include the H&F Designee as one of the nominees to the Board on each slate of nominees for election to the Board proposed by management of the Company, (ii) to recommend the election of the H&F Designee to the shareholders of the Company, and (iii) without limiting the foregoing, to otherwise use its best efforts to cause the H&F Designee to be elected to the Board. The Company hereby agrees to use its best efforts to cause the appointment of the H&F Designee to the Finance Committee of the Board. The initial H&F Designee shall be F. Warren Hellman.

         (b) In the event that the H&F Designee for any reason ceases to serve as a director during his term of office, to the extent Holders are entitled to designate an H&F Designee, the resulting vacancy on the Board shall be filled by a director designated by the initial Holders reasonably acceptable to the Company.

         Section 5.02. Information Rights. Subject to appropriate confidentiality arrangements, the Company will provide HFCP IV, or such other Holder as the Holders shall designate:

         (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal year and the related statements of profit and loss and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of nationally recognized standing;

         (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, a balance sheet of the Company as of the end of such quarter and the related statements of profit and loss and cash flows for such quarter and for the portion of the Company's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, consistency and, except for the absence of footnotes, generally accepted accounting principles by the chief financial officer or the chief accounting officer of the Company;

         (c) to the extent prepared by the Company and provided to management of the Company, as soon as available and in any event within 10 days after the end of each month, a balance sheet of the Company as of the end of such month and the related statements of profit and loss and cash flows for such month, setting forth in each case, in comparative form the figures for the corresponding month of the Company's previous fiscal year; and

         (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Company stating whether any Event of Default exists on the date of such certificate and, if any Event of Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

         Section 5.03. Additional Rights of the Holders. For so long as the initial Holders beneficially own Equity Securities representing at least 25% of the number of shares of Common Stock (on an as-converted basis) initially acquired by such Holders, promptly upon a request by any Holder to the chief executive officer, the chief financial officer, the general counsel or the chief information officer of the Company, the Company will, subject to appropriate confidentiality arrangements, provide reasonable access at reasonable times to such aforementioned officers of the Company and the Company's public accountants to discuss such financial, operating and other information regarding the business of the Company and its Subsidiaries as such Holder may reasonably request.

         Section 5.04. Voting Rights. If the Board of Directors of the Company approves an exemption for any Person from the limitation on voting rights set forth in Section C(2) of Article Fourth of the Company certificate of incorporation (other than an exemption granted in connection with the establishment of a strategic alliance with another exchange or similar market), the Company shall simultaneously grant a similar exemption to the holders of the Equity Securities and shall use its best efforts to obtain the concurrence of the Securities and Exchange Commission with respect thereto.

                                 ARTICLE 6
                               Miscellaneous

         Section 6.01. Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing (including fax or similar writing) and shall be given to such party at its address or telecopier number set forth on its signature page, or to such other address as the party to whom notice is to be given may provide in a written notice to the party giving such notice, a copy of which written notice shall be on file with the Secretary of the Company. Each such notice, request or other communication shall be effective (i) if given by fax, when such fax is transmitted to the fax number specified in this Section and confirmation of receipt is received or
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section 6.01.

         Section 6.02. Amendments; Waivers. (a) No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) Neither this Agreement nor any term or provision hereof may be amended or waived in any manner other than by instrument in writing signed, in the case of an amendment, by the Holders and the Company, or in the case of a waiver, by the party against whom the enforcement of such waiver is sought.

         Section 6.03. Termination. This Agreement shall terminate and be of no further force or effect with respect to each Holder upon such date that such Holder no longer holds any Equity Securities; provided, that the rights and obligations of the Company and the Holders under Section 3.06 through 3.09 shall survive any such termination.

         Section 6.04. Successors, Assigns, Transferees. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns. Neither this Agreement nor any provision hereof shall be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

         Section 6.05. Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

         Section 6.06. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or grant rights superior to the rights granted to the Holders of Equity Securities in this Agreement. The Company represents and warrants to each Holder that it has not previously entered into any agreement with respect to any of its debt or equity securities granting any registration rights to any Person, except for an agreement with the NASD.

         Section 6.07. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         Section 6.08. Recapitalization, Etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any shares of Common Stock by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Common Stock or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, the original rights and obligations of the parties hereto under this Agreement.

         Section 6.09. Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

         Section 6.10. Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of shares of Common Stock or other securities of the Company or any direct or indirect subsidiary of the Company imposed by, any other agreement.

         Section 6.11. New York Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

         Section 6.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 6.13. Entire Agreement. This Agreement, together with the Securities Purchase Agreement, the Notes and the amendment to the Company's certificate of incorporation, constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein, and there are no restrictions, promises, representations, warranties, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein or therein. This Agreement, the Securities Purchase Agreement, the Notes and the amendment to the Company's certificate of incorporation supersede all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                THE NASDAQ STOCK MARKET, INC.


                                By  /s/ Hardwick Simmons
                                  -----------------------------
                                Name:   Hardwick Simmons
                                Title:  Chief Executive Officer
                                The Nasdaq Stock Market, Inc.
                                One Liberty Plaza
                                New York, New York 10006
                                Telephone: 212-858-4750
                                Telecopier: 212-858-5150


                                HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P.

                                by its General Partner, H&F Investors IV, LLC

                                by its Managing Member, H&F Investors III, Inc.


                                By /s/ Patrick J. Healy
                                  -----------------------------
                                Name:  Patrick J. Healy
                                Title: Vice President
                                Address: c/o Hellman & Friedman LLC
                                             One Maritime Plaza
                                             12th Floor
                                             San Francisco, California 94111
                                Attention: Richard M. Levine
                                Telephone:  (415) 788-5111
                                Telecopier: (415) 391-4648


                                H&F  EXECUTIVE  FUND IV, L.P.

                                by its General Partner, H&F Investors IV, LLC

                                by its Managing Member, H&F Investors III, Inc.


                                By  /s/ Patrick J. Healy
                                  -----------------------------
                                Name:   Patrick J. Healy
                                Title:  Vice President
                                Address:  c/o Hellman & Friedman LLC
                                              One Maritime Plaza
                                              12th Floor
                                              San Francisco, California 94111
                                Attention: Richard M. Levine
                                Telephone:  (415) 788-5111
                                Telecopier: (415) 391-4648


                                H&F INTERNATIONAL PARTNERS IV-A, L.P.

                                by its General Partner, H&F Investors IV, LLC

                                by its Managing Member, H&F Investors III, Inc.


                                By  /s/ Patrick J. Healy
                                  -----------------------------
                                Name:   Patrick J. Healy
                                Title:  Vice President
                                Address:   c/o Hellman & Friedman LLC
                                               One Maritime Plaza
                                               12th Floor
                                               San Francisco, California 94111
                                Attention: Richard M. Levine
                                Telephone:   (415) 788-5111
                                Telecopier:  (415) 391-4648


                                H&F INTERNATIONAL PARTNERS IV-B, L.P.

                                by its General Partner, H&F Investors IV, LLC

                                by its Managing Member, H&F Investors III, Inc.


                                By  /s/ Patrick J. Healy
                                  -----------------------------
                                Name:   Patrick J. Healy
                                Title:  Vice President
                                Address:   c/o Hellman & Friedman LLC
                                               One Maritime Plaza
                                               12th Floor
                                               San Francisco, California 94111
                                Attention: Richard M. Levine
                                Telephone:   (415) 788-5111
                                Telecopier:  (415) 391-4648